Exhibit 24

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Richard N. Barton
                                    ------------------------------------------
                                    Name:   Richard N. Barton
                                    Title:  Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Robert R. Bennett
                                    -----------------------------------------
                                    Name:  Richard R. Bennett
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Edgar Bronfman, Jr.
                                    ------------------------------------------
                                    Name:   Edgar Bronfman, Jr.
                                    Title:  Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Anne M. Busquet
                                    ------------------------------------------
                                    Name:  Anne M. Busquet
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 1st day of April, 2003.


                                    /s/ Barry Diller
                                    ------------------------------------------
                                    Name:  Barry Diller
                                    Title: Chairman of the Board, Chief
                                           Executive Officer and Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Jean Rene Fourtou
                                    ------------------------------------------
                                    Name:  Jean Rene Fourtou
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 1st day of April, 2003.


                                    /s/ Victor A. Kaufman
                                    ------------------------------------------
                                    Name:  Victor A. Kaufman
                                    Title: Vice Chairman & Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Donald Keough
                                    ------------------------------------------
                                    Name:  Donald Keough
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Marie-Josee Kravis
                                    ------------------------------------------
                                    Name:  Marie-Josee Kravis
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ John C. Malone
                                    ------------------------------------------
                                    Name:  John C. Malone
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Gen. H. Norman Schwarzkopf
                                    ------------------------------------------
                                    Name:  Gen. H. Norman Schwarzkopf
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Alan Spoon
                                    ------------------------------------------
                                    Name:  Alan Spoon
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th day of March, 2003.


                                    /s/ Diane Von Furstenberg
                                    ------------------------------------------
                                    Name:  Diane Von Furstenberg
                                    Title: Director

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 1st day of April, 2003.


                                    /s/ Dara Khosrowshahi
                                    ------------------------------------------
                                    Name:  Dara Khosrowshahi
                                    Title: Executive Vice President and
                                           Chief Financial Officer

                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                                 USA INTERACTIVE

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and David Ellen his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 1st day of April, 2003.


                                    /s/ William J. Severance
                                    ------------------------------------------
                                    Name:  William J. Severance
                                    Title: Vice President and Controller